SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the
                                   Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement      [ ] Confidential, for Use of
                                              the Commission Only
[X]      Definitive Proxy Statement           (as permitted by Rule
                                              14a-6(e)(2))
[   ]    Definitive Additional Materials
[   ]    Soliciting  Material  Pursuant to Rule 14a-11(c)
         or Rule 14a-12

                        ETERNAL TECHNOLOGIES GROUP, INC.
              ----------------------------------------------------
              ----------------------------------------------------
                (Name of Registrant As Specified in its Charter)


   ---------------------------------------------------------------------------
   ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]      No fee required.
[   ]    Fee  computed  on table below per  Exchange  Act
         Rules 14a-6(i)(1) and 0-11.

1.       Title of each class of securities to which transaction applies:


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2.       Aggregate number of securities to which transaction applies:


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3.       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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5. Total fee paid:


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[   ]    Fee paid previously with preliminary materials.
[   ]    Check  box if any part of the fee is  offset  as
         provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and
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





                        ETERNAL TECHNOLOGIES GROUP, INC.
             Suite 04-06, 28/F, Block A, Innotec Tower, 235 Nanjing
                                      Road
                      Heping District, Tianjin, PRC 300100

           ---------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

           ---------------------------------------------------------


DATE                       July 23, 2004

TIME                       Eastern Daylight Time

PLACE                      Mariott Marquis Hotel
                           1535 Broadway
                           New York, NY 10036

ITEMS OF BUSINESS (1)To elect seven (7) directors of the Company to hold office until the next annual meeting of shareholders or untiltheir successors are duly elected and qualified.

                  (2) To approve the adoption of the Eternal Technologies Group,
                      Inc. 2004 Stock Option Plan.

                  (3) To consider a proposal to ratify the appointment of Thomas
                      Leger & Co., L.L.P. as the Company's independent certifying accountants.

                  (4) To transact such other business as may properly come
                      before the meeting or any adjournment thereof.

RECORD DATE       Holders of Eternal Technologies common stock of record at the close of business on June 4, 2004 are entitled to vote at the meeting.

ANNUAL REPORT The Company's 2003 annual report, which is not part of the proxy soliciting materials, is included with this document.

PROXY VOTING      It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Shareholders may be able to vote their shares over the Internet or by telephone.
                  If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly.



                                    By Order of the
                                    Board of Directors



                                    /s/ Jijun Wu
                                    Jijun Wu

                                    Chairman


Tianjin, China
June 15,  2004

                                TABLE OF CONTENTS



INTRODUCTION.............................................................    1
         General.........................................................    1
         Matters to be Voted on by Shareholders..........................    1
         Proxies.........................................................    1
         Revocation of Proxies...........................................    1
         Record Date.....................................................    1
         Voting Securities...............................................    1
         Quorum..........................................................    2
         Voting Procedures...............................................    2
PROPOSALS................................................................    2
PROPOSAL 1 - ELECTION OF DIRECTORS.......................................    2
PROPOSAL 2 - ADOPTION OF ETERNAL TECHNOLOGIES GROUP,
INC. 2004 STOCK OPTION PLAN..............................................    4
         Description of 2004 Plan........................................    4
         New Plan Benefits...............................................    6
PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT
AUDITORS ................................................................    6
EXECUTIVE COMPENSATION AND OTHER INFORMATION.............................    7
         Summary Compensation Table......................................    7
         Equity Compensation Plan Information............................    7
         Employment Contracts............................................    7
         Compensation of Directors.......................................    7
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT...............................................................    8
CORPORATE GOVERNANCE AND RELATED MATTERS.................................    9
         Overview........................................................    9
         Committees of the Board.........................................    9
         Board Meetings..................................................    9
         Codes of Ethics.................................................   10
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS.........................   10
         Fees Paid to Independent Public Accountants.....................   10
         Policy on Pre-Approval of Audit and Non-Audit
Services of Independent Auditors.........................................   10
OTHER MATTERS............................................................   11
         Compliance with Section 16(a) of the
Securities Exchange Act..................................................   11
         Certain Relationships and Transactions..........................   11
         Submission of Shareholder Proposals.............................   12
         Expenses of Solicitation........................................   12

                        ETERNAL TECHNOLOGIES GROUP, INC.
             Suite 04-06, 28/F, Block A, Innotec Tower, 235 Nanjing
                                      Road
                      Heping District, Tianjin, PRC 300100

                                 ---------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 23, 2004


           ---------------------------------------------------------

                                  INTRODUCTION

           ---------------------------------------------------------

General

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Eternal Technologies Group, Inc. (the "Company") for use at the 2004 Annual Meeting of Shareholders of the Company and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting is scheduled to be held at the Marriott Marquis Hotel, 1535 Broadway, New York, NY 10036, on July 23, 2004 at 10 a.m. local time. This Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about June 30, 2004.

Matters to be Voted on by Shareholders

At the Annual Meeting, the shareholders will vote upon three proposals, the election of directors, the adoption of the Eternal Technologies Group, Inc. 2004 Stock Option Plan and the ratification of the appointment of Thomas Leger & Co., L.L.P. as independent certifying accountants, as described further in this Proxy Statement. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement.

Proxies

The shares represented by any proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the shareholder will be voted FOR the election to the Board of Directors of the nominees of the Board of Directors named herein, FOR the adoption of the Stock Option Plan and FOR the ratification of the appointment of the designated independent accountants. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxies in accordance with their best judgment.

Revocation of Proxies

Proxies are revocable by written notice received by the Secretary of the Company at any time prior to their exercise or by executing a later dated proxy. Proxies will be deemed revoked by voting in person at the Annual Meeting.

Record Date

Shareholders of record at the close of business on June 24, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.

Voting Securities

On the Record Date, the total number of shares of common stock of the Company, $0.001 par value per share (the "Common Stock"), outstanding and entitled to vote was 29,387,380.

Quorum

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

Voting Procedures

Casting Votes. "Record" shareholders of Common Stock (that is, persons holding Common Stock in their own name in Eternal Technologies' stock records maintained by our transfer agent, OTC Stock Transfer, Inc, may attend the Annual Meeting and vote in person or complete and sign the accompanying proxy card and return it to Eternal Technologies.

"Street name" shareholders of Common Stock (that is, shareholders who hold Common Stock through a broker or other nominee) who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares and to follow the voting instructions on that form.

Counting of Votes. The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in "street name"), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include adoption of stock plans.

Required Vote to Constitute a Quorum and Approve Proposals. Shares of Common Stock represented by a properly dated, signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Each of the other matters scheduled to come before the Annual Meeting requires the approval of a majority of the votes cast at the Annual Meeting. Therefore, abstentions and broker non-votes will have no effect on the election of directors or any other matter.

--------------------------------------------------------------------------------

                                    PROPOSALS

--------------------------------------------------------------------------------

The stockholders are being asked to consider and vote upon two proposals at the meeting. The following is a summary of the proposals and the voting recommendations of the Board of Directors:

-------------------------------------------------- --------------------------
                           Proposal                  Board Recommendation
-------------------------------------------------- --------------------------
-------------------------------------------------- --------------------------
1 - Election of Directors                                     FOR
-------------------------------------------------- --------------------------
-------------------------------------------------- --------------------------
2 - Adoption of Stock Option Plan                             FOR
-------------------------------------------------- --------------------------
-------------------------------------------------- --------------------------
3 - Ratification of Appointment of Auditors                   FOR
-------------------------------------------------- --------------------------


Following is a detailed description of the proposals to be considered by the stockholders.

PROPOSAL 1 - ELECTION OF DIRECTORS

The first proposal to be vote on is the election of seven (7) directors. The Board's nominees are Jijun Wu, Jiansheng Wei, XingJian Ma, Shien Zhu, James Q. Wang, Genchang Li, and Shicheng Fu. Each of the nominees is presently serving as a Eternal Technologies director. Biographical information about each of the nominees is included in "Director Information" below. If elected, each of the nominees will serve a one-year term and will be subject to reelection next year along with the other directors.

The Board of Directors has no reason to believe that any nominee will be unable to serve or decline to serve as a director if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

In accordance with Eternal Technologies' bylaws, directors are elected by a plurality vote of shares represented and entitled to vote at the meeting. That means the seven (7) nominees will be elected if they receive more affirmative votes than any other nominees.

The Board of Directors recommends a vote "For" all nominees.

Director Information

Set out below is certain information concerning our nominees for election as directors of the Company:

Jijun Wu              Mr. Wu has served as President and Chairman of the Board of the Company since 2002.
Age:  67              Mr. Wu was a co-founder of the Company's predecessor, Eternal Technologies Group Ltd.
Director since 2002   (a British Virgin Islands corporation)("ETG") and served as President and Chairman of the Board of ETG from the company's inception in 2000 until 2002. Prior to forming
                      ETG, Mr. Wu served as President of Sky Dragon Foundation, a Malaysian financial institution, from 1997 to 2000. Mr. Wu previously served as Accountant - General of
                      Tianjin Electronic Bureau, a PRC state-owned electronics company with revenues in excess of $1.5 billion and as a consultant to various multinational corporations entering the PRC market. Mr. Wu is a graduate of China Central Finance & Economics
                      University and holds the designation of CPA in China.

Jiansheng Wei         Mr. Wei has served as Chief Operation Officer and a Director of the Company since
Age:  51              2002. From March 2000 to 2002, Mr. Wei served as Chief Operation Officer and a
Director since 2002   Director of ETG.  From 1998 to 2000, Mr. Wei was the vice-general manager of Towering
                      Industrial Group Ltd, a trading company.  Mr. Wei has been engaged in animal husbandry practices and management for over 30 years and has been responsible for operations of several large farms in Inner Mongolia and Hebei Province. Mr. Wei holds an MBA from
                      Tianjin Finance & Economics College.


Shien Zhu             Mr. Zhu has served as a Director since 2002. Mr. Zhu served as a Director of ETG from
Age:  48              2000 to 2002.  Since 2001, Mr. Zhu has been a professor at China Agricultural
Director since 2002   University.  From 1996 to 2001, Mr. Zhu was an associate professor at China
                      Agricultural University. Mr. Zhu is also Associate Professor and Master Director, involved in post doctorate studies, at Kochi University and Ehime University in Japan.
                      Mr. Zhu majored in the area of early embryo vitrification freezing and transfer and mammal adoscuolation in embryo biotechnology. He invented a system of freezing and preservation, not aided by a cooling frigorimeter, which is characterized by low cost, simple operation and a high embryo survival rate. In recent years, he has written more than 40 articles that were published in international and domestic periodicals.
                      Currently, he is undertaking vital "863" projects for China and scientific research projects under the "Ninth Five-Year Plan" period.

                                       3



James Q. Wang         Mr. Wang has served as a Director since 2002. Mr. Wang founded, and serves as
Age:  34              President of, DNS Technologies Group Inc. (Canada), a position he has held since 1999,
Director since 2002   an Internet technologies company involved in outsourcing between North America and
                      Asia. Mr. Wang began his professional career as an engineer with NEC where he published a technical innovation proposal and was honored Awards of Excellence at NEC's headquarters in Tokyo. Mr. Wang was transferred to the marketing department of NEC where he was in charge of marketing and sales in eastern region of Mainland
                      China. Mr. Wang is a Canadian citizen and received his Master of Applied Science from the University of Ottawa.

XingJian Ma           Xiangjian Ma has served as our Chief Financial Officer since the Reorganization. From
Age: 57               2000 to the Reorganization, Mr. Ma served as Chief Financial Officer of Eternal
Director since 2004   Technologies Group, Ltd.  From 1990 to 2000 Mr. Ma served as Chief of the Financial
                      Department of Tianjin Electronic Instrument Corporation.

Mr. Genchang Li       Mr. Genchang Li is an experienced researcher with Tianjin Social Science Academy.
Mr. Age 65            Li is a pioneer in the development and operation of China's stock market. When he
Director since 2004   was working for the municipal government , he was in charge of the review and administration of reorganizations of assets and going public of state owned enterprises. He is engaged in the research of the policies for China's stock market.
                      He was involved in the publication of various instructive essays and books. He was
                      Section Chief in Econmic System Reform Commission of Tianjin Municipal Government
                      from 1985 to 1993 and Vice General Manager of Investment Banking Department of
                      Junan Securities Company fropm 1994 to 1999. He is a researcher with Tianjin Social
                      Science Academy since 2000.

Shicheng Fu           Prof. Fu is a lawyer, Dean of Law Dept., Nankai University, and Supervisor for
Age 40                graduate students.  His other professional activities include Director Director of
Director since 2004   China Law Institiute Administrative Law Research Society, Guest Researcher of Peking
                      University Public Law Research Center, Adjunct Researcher of State Administrative
                      College Institute Administrative Law Research Center, Consultant to he Standing
                      Committee of Tianjin Municipal People's Congress for legal affairs, Legal Consultant to Tianjin  Municipal  Government, and Arbitrator of Tianjin Arbitrator Committee, etc.

                      Prof. Fu attended Nankai University, Law Department from September 1981 to July 1985.
                      Durint the last year of Law Department, the University decided to retain him as a teacher and sent him to China Politics and Law Univeristy, Graduate School for course study in administrative laws. His advisor was Prof. Ying Songnian, a distinguished legal sholar. He has been teaching at Nankai University since 1985. He has been to Japan and
                      Republic of Korea for international academic exchanges since 1998.



PROPOSAL 2 - ADOPTION OF 2004 STOCK OPTION PLAN

The Board of Directors of the Company, subject to shareholder approval, intends to adopt the 2004 Stock Option Plan (the "2004 Plan"). The purpose of the 2004 Plan is to provide a means whereby directors and selected employees, officers, agents, consultants and independent contractors of the Company or of any parent or subsidiary thereof, each as defined through reference to a 50% ownership threshold, may be granted incentive stock options and/or nonqualified stock options to purchase shares of Common Stock in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide an additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates by encouraging stock ownership in the Company. A copy of the 2004 Plan is attached as Annex A to this Proxy Statement and the description of the 2004 Plan set forth below is qualified in its entirety by reference to the full text of the 2004 Plan. In addition, the Company makes no guarantee as to the tax consequences described below with respect to the grant or exercise of an option, or sale of the stock covered by an option.

Description of the 2004 Plan

The maximum number of shares of Common Stock with respect to which awards may be granted pursuant to the 2004 Plan will be 500,000 shares. Shares issuable under the 2004 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), the 2004 Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee of two or more members of the Board to administer the 2004 Plan, by such committee (the "Plan Administrator"). Except for the terms and conditions explicitly set forth in the 2004 Plan, and subject to applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code") the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the 2004 Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

Options granted under the 2004 Plan may be "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Code or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with Incentive Options, hereinafter referred to as "Options"). Each Option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any Option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an Option may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an optionee's lifetime, any Incentive Options granted under the 2004 Plan are personal to such optionee and are exercisable solely by such optionee.

The Plan Administrator can determine that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an Option may be exercised by:

(a) delivery of shares of Common Stock of the Company held by an optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator; or

(b) delivery of a properly executed notice of exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

Upon a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person different from the person holding those securities immediately prior to such transaction, the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company the sale, or transfer or other disposition of all or substantially all of the Company's assets to an unrelated entity, each, a ("Corporate Transaction"), at the discretion of the Plan Administrator, any award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

Incentive Options granted under the 2004 Plan may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution, except that the Plan Administrator may permit transfers of awards for estate planning purposes if, and to the extent, such transfers do not cause a participant who is then subject to Section 16 of the Exchange Act to lose the benefit of the exemption under Rule 16b-3 for such transactions.

Additional rules apply under the Code to the grant of Incentive Options. For instance an Incentive Option must be exercised within 10 years after the date of grant, unless granted to an individual owning more than 10% of the Company's stock, in which case the exercise period may not exceed five (5) years. Similarly, an Incentive Option must be granted at an exercise price that equals or exceeds 100% of the fair market value of the underlying stock at the time of grant, a threshold that is increased to 110% of such fair market value in the case of a grant to an individual owning more than 10% of the Company's stock.

For federal income tax purposes, the grant to an optionee of a Non-Incentive Option generally will not constitute a taxable event to the optionee or to the Company. Upon exercise of a Non-Incentive Option (or, in certain cases, a later tax recognition date), the optionee will recognize compensation income taxable as ordinary income, measured by the excess of the fair market value of the Common Stock purchased on the exercise date (or later tax recognition date) over the amount paid by the optionee for such Common Stock, and will be subject to federal income tax withholding. Upon recognition of income by the optionee, the Company may claim a deduction for the amount of such compensation. The optionee will have a tax basis in the Common Stock purchased equal to the amount paid plus the amount of ordinary income recognized upon exercise of the Non-Incentive Option. Upon the subsequent sale of the Common Stock received upon exercise of the Non-Incentive Option, an optionee will recognize capital gain or loss equal to the difference between the amount realized on such sale and his tax basis in the Common Stock, which may be long-term capital gain or loss if the optionee holds the Common Stock for more than one year from the exercise date.

For federal income tax purposes, in general, neither the grant nor the exercise of an Incentive Option will constitute a taxable event to the optionee or to the Company, assuming the Incentive Option qualifies as an "incentive stock option" under Code ss.422. If an optionee does not dispose of the Common Stock acquired upon exercise of an Incentive Option during the statutory holding period, any gain or loss upon subsequent sale of the Common Stock will be long-term capital gain or loss, assuming the shares represent a capital asset in the optionee's hands. The statutory holding period is the later of two years from the date the Incentive Option is granted or one year from the date the Common Stock is transferred to the optionee pursuant to the exercise of the Incentive Option. If the statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the Incentive Option or the subsequent sale of the Common Stock received upon exercise thereof. If the statutory holding period requirement is not satisfied, the optionee will recognize compensation income taxable as ordinary income on the date the Common Stock is sold (or later tax recognition date) in an amount equal to the lesser of (i) the fair market value of the Common Stock on that date less the amount paid by the optionee for such Common Stock, or (ii) the amount realized on the disposition of the Common Stock less the amount paid by the optionee for such Common Stock; the Company may then claim a deduction for the amount of such compensation income.

The federal income tax consequences summarized hereinabove are based upon current law and are subject to change.

The Board may amend, alter, suspend, discontinue or terminate the 2004 Plan at any time, except that any such action shall be subject to shareholder approval at the annual meeting next following such Board action if such shareholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for shareholder approval. In addition, no amendment, alteration, suspension, discontinuation or termination to the 2004 Plan may materially impair the rights of any participant with respect to any vested Option granted before amendment without such participant's consent. Unless terminated earlier by the Board, the 2004 Plan shall terminate upon the earliest to occur of (i) 10 years after the date or which the Board approves the 2004 Plan or (ii) the date on which all shares of Common Stock available for issuance under the 2004 Plan shall have been issued as vested shares. Upon such 2004 Plan termination, all Options and unvested stock issuances outstanding under the 2004 Plan shall continue to have full force and effect in accordance with the provisions of the agreements.

New Plan Benefits

It is presently not determinable as to whether any benefits or amounts will be received by or allocated to the Company's executive officers, directors or employees. Further, had the 2004 Plan been in effect during the last completed fiscal year, none of the Company's executive officers, directors or employees would have received benefits or amounts under the 2004 Plan.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote "For" approval of the adoption of the 2004 Plan. Unless marked to the contrary, proxies received from Shareholders will be voted in favor of the 2004 Plan.

PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT
AUDITORS

The Board of Directors has selected Thomas Leger & Co., L.L.P. as independent auditors for the fiscal year ending December 31, 2004, and recommends that the shareholders vote for ratification of such appointment. Thomas Leger & Co., L.L.P. has served as the Company's independent auditors since 2002. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

Representatives of Thomas Leger & Co., L.L.P. are expected to be present at the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate inquiries from shareholders.

The Board of Directors unanimously recommends a vote "For" the ratification of the appointment of Thomas Leger & Co., L.L.P. as independent accountants for Eternal Technologies.

--------------------------------------------------------------------------------

      EXECUTIVE COMPENSATION AND OTHER INFORMATION

--------------------------------------------------------------------------------

Summary Compensation Table

The following table sets forth information concerning cash and non-cash compensation paid or accrued for services in all capacities to the Company during the year ended December 31, 2003 of each person who served as the Company's Chief Executive Officer during fiscal 2003 and the four other most highly paid executive officers whose total annual salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2003 (the "Named Officers").



                                                                          Long Term
Name and                                 Annual Compensation           Compensation
Principal Position      Year    Salary($)    Bonus($)     Other($)   Stock Options(#)
--------------------    ------   ----------   --------   ---------  ------------------

JiJun Wu                  2003      -0-          -0-         -0-           -0-
  President and           2002    7,299          -0-         -0-           -0-
  Chief Executive Officer 2001      -0-          -0-         -0-           -0-

Equity Compensation Plan Information

Except with respect to the 2004 Plan that is being voted on at the Annual Meeting, the Company presently maintains no equity compensation option plans.

The following table gives information about equity awards under the Company's existing plan as of December 31, 2003:


                                                                                                  Number of securities
                                                                                                remaining available for
                                                                       Weighted-average          future issuance under
                                    Number of securities to be        exercise price of        equity compensation plans
                                      issued upon exercise of        outstanding options,        (excluding securities
                                       outstanding options,          warrants and rights        reflected in column (a))
           Plan Category              warrants and rights (a)                (b)
----------------------------------  ----------------------------    -----------------------    ---------------------------


Equity compensation plans approved
by security holders                                           0                         --                              0
Equity compensation plans not
approved by security holders                                  0                         --                              0
                                    ----------------------------    -----------------------    ---------------------------
                                    ----------------------------    -----------------------    ---------------------------

Total                                                         0                         --                              0
                                    ============================    =======================    ===========================


Employment Contracts

The Company has no employment agreements with any of its employees.

Compensation of Directors

We reimburse all direct costs of attendance of Board meetings by our directors.

No additional compensation of any nature is paid to employee directors.


---------------------------------------------------------

  SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

---------------------------------------------------------

The following table is furnished as of May 31, 2004 to indicate beneficial ownership of shares of the Company's Common Stock by (1) each shareholder of the Company who is known by the Company to be a beneficial owner of more than 5% of the Company's Common Stock, (2) each director, nominee for director and Named Officer of the Company, individually, and (3) all officers and directors of the Company as a group. The information in the following table was provided by such persons.



      Name and Address of Beneficial Owner (1)          Shares (2)             Percent of Class (2)
 ------------------------------------------------    ----------------------    ---------------------
 ------------------------------------------------    ----------------------    ---------------------

 Shang Jiaji (3)                                                 5,556,440                   18.91%
 Jijun Wu                                                        2,205,000                    7.50%
 Xingjian Ma                                                        79,128                       *%
 James Q. Wang                                                   1,102,500                    3.75%
 Jiansheng Wei                                                     602,500                    2.05%
 Shien Zhu                                                           9,000                        *
 Genchang Li                                                             -                        *
 Shicheng Fu                                                             -                        *
 Garfield Hu                                                        37,289                        *
                                                                    ------              ------------
 All executive officers and directors as a group
 (8 persons)                                                     4,035,417                   13.73%

*........Less than 1%.
(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to the table.
(2) Includes shares of Common Stock not outstanding, but which are subject to options, warrants and other convertible securities exercisable or convertible within 60 days of the date of the information set forth in this table, which are deemed to be outstanding for the purpose of computing the shares held and percentage of outstanding Common Stock with respect to the holder of such options. Such shares are not, however, deemed to be outstanding for the purpose of computing the percentage of any other person.

(3) Address is Suite 04-06, 28/F, Block A Innotec Tower, 235 Nanjing Road, Heping District, Tianjin, PRC 300100.

--------------------------------------------------------------------------------

                    CORPORATE GOVERNANCE AND RELATED MATTERS

--------------------------------------------------------------------------------

Overview

Our Board of Directors believes that corporate governance practices should be designed to create an environment that encourages and supports optimum shareholder value, compliance with all legal requirements and maintenance of the highest standards of integrity. The Board, in conjunction with senior management, has adopted and adheres to corporate governance practices that they believe promote those goals. Because of our limited financial resources, the limited scope and size of our operations and the difficulty of attracting and retaining independent directors for a small company, our governance procedures, to date, are limited. If we grow, as we expect, we intend to continually review governance practices, applicable state law, the rules and regulations of the SEC and listing standards of exchanges, as well as best practices suggested by recognized governance authorities, with a view to establishing and maintaining appropriate systems, practices and procedures which will further our stated goals.

Committees of the Board

The Company does not presently maintain an audit committee, a compensation committee, a nomination committee or any other committees of its board of directors. Similarly, we do not have an "audit committee financial expert".

At such time as our Board determines that the size and scope of our operations and our available financial resources warrant such, we expect to seek to add independent directors and to form committees to perform the functions of an audit committee, compensation committee and nominating committee.


Board Meetings

During the year ended December 31, 2003, the Board of Directors held fourteen formal meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors.

At an appropriate time in the future, the Board intends to evaluate the appointment of a "Lead Independent Director" and the establishment of procedures for conducting regular executive sessions of non-management members of the Board without management present.

Codes of Ethics

The Board of Directors has adopted a Code of Business Ethics covering all officers, directors and employees of Eternal Technologies. We require all employees to adhere to the Code of Business Ethics in addressing legal and ethical issues encountered in conducting their work. The Code of Business Ethics requires that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the company's best interest.

The Board of Directors has also adopted a separate Code of Business Ethics for the CEO and Senior Financial Officers. This Code of Ethics supplements our general Code of Business Ethics and is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters.

Both the Code of Business Ethics and the Code of Business Ethics for the CEO and Senior Financial Officers are filed as exhibits to Eternal Technologies' Annual Report on Form 10-KSB for the year ended December 31, 2003 and are available for review at the SEC's web site at www.sec.gov.

--------------------------------------------------------------------------------

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------

Fees Paid to Independent Public Accountants

The following table presents fees for professional audit services rendered by Thomas Leger & Co., L.L.P.
for the audit of the Company's annual financial statements for the years ended December 31, 2003 and December 31, 2002 and fees billed for other services rendered by Thomas Leger & Co., L.L.P. during those periods.

                                           Fiscal 2003        Fiscal 2002
                                         ----------------   ----------------
                                         ----------------   ----------------
          Audit fees (1)                        $955.,81            $68,300
          Audit related fees (2)                  25,156              4,837
          Tax fees
          All other fees
                                         ----------------   ----------------
                                         ----------------   ----------------
          Total                                 $120,737            $72,837
                                         ================   ================
(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Thomas Leger & Co., L.L.P. in connection with statutory and regulatory filings or engagements.
(2) Audit-Related Fees consist of fees billed for assurance and other services not explicitly related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." This category includes fees related to the registration statement, the business acquisition during 2002 and related review of proforma information on Form 8-K, and accounting research.

Policy on Pre-Approval of Audit and Non-Audit Services of Independent Auditor

At such time, if ever, as we form an audit committee, we intend that the audit committee will establish a specific policy relating to pre-approval of all audit and non-audit services provided by our independent auditors. As we do not presently maintain an audit committee, no such policy has been adopted to date.

--------------------------------------------------------------------------------

                                  OTHER MATTERS

--------------------------------------------------------------------------------

Compliance With Section 16(a) of the Exchange Act

Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during 2003. Based solely on a review of such reports and written statements of its directors, executive officers and shareholders, the Company believes that all of the filing requirements were satisfied on a timely basis in 2003, except (1) the Form 10-KSB for the year-ended December 31, 2002 and (2) the Form 10-QSB for the quarterly period ended March 31, 2003.

Certain Relationships and Transactions

We, as well as our predecessor ETG, have periodically entered into transactions with various persons and/or entities that may be deemed to be affiliates. In particular, our predecessor, ETG, entered into a number of transactions with Shang Jiaji, or entities controlled by Shang Jiaji, including China Continental, Inc. Shang Jiaji is one of our principal shareholders (see "Security Ownership of Certain Beneficial Owners and Management").

All amounts that are due to or from officers, directors or affiliated parties are unsecured, interest-free and are payable on demand.

In December 2000, ETG sold 2,000 goat embryos, and related services, to China Continental for $425,000. China Continental, in turn, implanted the embryos in 2,000 goats and, in March 2001, sold the goats for approximately $1,687,000. In 2001, China Continental sold to ETG forage grass for $1,735,000. We, in turn, sold the forage grass to a third party for $1,855,000. During 2002, ETG sold 3,000 goat embryos, and related services, to a subsidiary of China Continental for approximately $600,000. Each of these sales to and from China Continental are believed to have been at prevailing market prices and on terms substantially identical to the terms available to, or from, third parties. Shang Jiaji is the principal shareholder of China Continental and is its chief executive officer.

In July 2000, ETG acquired from Shang Jiaji a 100% interest in Willsley Company Limited ("Willsley"), including its wholly-owned subsidiary Inner Mongolia Aershan Agriculture & Husbandry Technology Co., Ltd. ("Aershan"), the operator of a sheep and livestock breeding center. The purchase price of Willsley was $6,000,000 in cash, the same as the original cost to Shang Jiaji.

In 2002, ETG entered into a series of construction contracts with companies controlled by Shang Jiaji. These contracts totaled $985,530. This amount was paid in full by December 31, 2002.

In 2001, ETG entered into a contract with Towering International Trade (US) Corp, an entity controlled by Shang Jiaji, pursuant to which Towering International Trade would conduct a research and development project on behalf of ETG for payments totaling $1,400,000. Payments totaling $400,000 relating to the research and development project were made to Towering International Trade during 2002. At December 31, 2002, $1,000,000 was owed to Towering International Trade and services were ongoing under the contract.

The Company and China Continental are linked through the share ownership in each entity by Shang JiaJi. Shang JiaJi owns approximately 33.3% of China Continental and approximately 32.7% of the Company. In addition, Mr. Shang was the founder of Eternal Technologies Group Ltd. There is no overlap of officers between the two companies, although the officers are acquainted, but one director (Jian Sheng Wei) until recently served on both boards of directors. Effective January 1, 2004, Mr. Wei resigned from the board of China Continental.

In January 2003, we entered into a consulting agreement with Market Management, LLC pursuant to which consulting services were to be provided to us over a 24 month period. Payments for those services total $10,000 per month. Market Management, LLC is controlled by Thomas L. Tedrow, one of our then principal shareholders and a former officer. Total payments to Market Management, LLC during 2003 were $120,000.

Since the reverse merger on December 12, 2002, the Company has adopted a policy that all related party transactions must be reviewed by and unanimously approved by the outside directors.

Other than elections to office, no director, nominee for director, executive officer or associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Submission of Shareholder Proposals

In order for shareholder proposals to be included in the Company's Proxy Statement and proxy relating to the Company's 2005 Annual Meeting of Shareholders, such proposals must be received by the Company at its principal executive offices not later than December 31, 2004. If the Company receives notice of a shareholder proposal after June 20, 2005, persons named as proxies for the 2004 Annual Meeting of Shareholders will have discretionary authority to vote on such proposal at such meeting.

Expenses of Solicitation

All of the expenses of soliciting proxies from shareholders, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and proxy statements to the beneficial owners of the Company's Common Stock, will be borne by the Company.





/s/ Jijun Wu
Jijun Wu

Chairman


Tianjin, China
June 15, 2004